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                                                                    Exhibit 23.1

                             ACCOUNTANT'S CONSENT

The Board of Directors
e-centives, Inc.

We consent to the use of our reports included herein and the reference to our Firm under the headings "Experts" and "Selected Financial Data" in the prospectus.

KPMG LLP
McLean, Virginia
July 28, 2000